UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2005

PENN NATIONAL GAMING, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	0-24206	23-2234473
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

825 Berkshire Blvd., Suite 200	19610
Wyomissing Professional Center	(Zip Code)
Wyomissing, PA
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (610) 373-2400

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Penn National Gaming, Inc., a Pennsylvania corporation (the “Company”), hereby amends Items 2.01 and 9.01 of its Current Report on Form 8-K (Date of Report: October 3, 2005) in their entirety to read as follows:

Item 2.01.              Completion of Acquisition of Assets.

Pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of November 3, 2004, as amended, by and among the Company, Thoroughbred Acquisition Corp., a wholly owned subsidiary of the Company, and Argosy Gaming Company (“Argosy”), on October 3, 2005, the Company completed its acquisition of Argosy.  The Company announced the completion of the acquisition in a press release dated October 3, 2005, which was previously filed as Exhibit 99.3 to this Form 8-K and is incorporated herein by reference.

On October 4, 2005, the Company filed a Current Report on Form 8-K stating that it had completed the acquisition and that the financial statements and pro forma financial information required under Item 9.01 would be filed on or before December 19, 2005.  This amended Current Report on Form 8-K contains the required financial statements and pro forma financial information.

Item 9.01.              Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The financial statements of Argosy Gaming Company as of December 31, 2004 and December 31, 2003 and for the three years ended December 31, 2004 are included as Exhibit 99.4 to this form 8-K and are incorporated herein by reference.

The unaudited financial statements of Argosy Gaming Company as of September 30, 2005 and for the three and nine months ended September 30, 2005 and 2004 are included as Exhibit 99.5 to this form 8-K and are incorporated herein by reference.

(b) Pro Forma Financial Information.

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

On October 3, 2005, the Company completed its acquisition of Argosy. The transaction was accounted for as a purchase. As a result, the net assets of Argosy were recorded at their fair value with the excess of the purchase price over the fair value of the net assets acquired allocated to goodwill. The total purchase price for the acquisition was approximately $2,320.2 million, including acquisition costs of $44.5 million. The purchase price of the acquisition was funded by the proceeds of the Company’s new $2.725 million senior secured credit facility.

The Company acquired six Argosy casino entertainment facilities, although the Company has agreed to divest three of those properties to expedite the receipt of the regulatory approvals required to complete the merger. The Company has completed the sale of Argosy Casino-Baton Rouge to Columbia Sussex for $149.6 million and the Company has until December 31, 2006 to enter into definitive sale agreements for the Alton and Joliet, Illinois properties.

The unaudited pro forma condensed combined financial statements have been prepared to give effect to the acquisition by Penn National Gaming, Inc of Argosy Gaming Company, and the subsequent sale of Argosy Casino-Baton Rouge to Columbia Sussex . The pro forma financial statements are derived from the Company’s historical financial statements and the historical financial statements of Argosy Gaming Company. The historical financial statements have been adjusted as described in the notes to the unaudited pro forma condensed combined financial statements.

The following unaudited pro forma consolidated balance sheet has been prepared as if the acquisition of Argosy and divestiture of Argosy Casino-Baton Rouge had occurred on January 1, 2004.

The unaudited pro forma consolidated financial statements should be read in conjunction with the notes hereto and the following:

•                                          The Company’s historical consolidated financial statements and notes thereto for the year ended December 31, 2004 included in the Company’s Annual Report on Form 10-K and the nine months ended September 30, 2005 included in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2005.

•                                          The historical financial statements and notes thereto of Argosy included as Exhibits 99.4 and 99.5 to this Current Report on Form 8-K.

The following unaudited pro forma consolidated statement of income is preliminary and subject to change based on finalization of other applicable post-closing adjustments that are not expected to be significant.

Penn National Gaming, Inc. and Subsidiaries
Unaudited Pro Forma Consolidated Balance Sheet
September 30, 2005
(In thousands)

			Pro Forma Adjustments
	Penn National as reported	Argosy	Argosy acquisition Note 3				Baton Rouge Sale Note 4 (D)	Combined Pro Forma
Assets
Current Assets:
Cash and cash equivalents	$173,943	$118,385	$2,211,000 (56,512 (2,320,238	) )	(A (B (C	) ) )	$(8,538)	$118,040

Receivables, net of allowance for doubtful accounts	37,949	4,322	—				(762)	41,509
Insurance Receivable	38,870	—	—				—	38,870
Prepaid income taxes	2,274	344	—				—	2,618
Prepaid expenses and other assets	23,042	7,244	(2,890)		(C	)	(535)	26,861
Deferred income taxes	31,687	20,112	2,633		(C	)	(2,385)	52,047
Total current assets	307,765	150,407	(166,007)				(12,220)	279,945

Net property and equipment	588,854	570,728	(12,813)		(C	)	(86,864)	1,059,905

Other assets:
Investment in and advances to unconsolidated affiliate	16,944	—	—				—	16,944
Excess of cost over fair market value of net assets acquired	590,282	742,630	1,340,604		(C	)	(82,524)	1,863,521
			(727,471)		(C	)
Other identifiable intangible assets	—	22,572	656,445		(C	)	—	679,017
Management service contract	14,631	—	—				—	14,631
Deferred financing costs, net	18,186	17,228	56,512		(B	)	—	74,698
			(17,228)		(C	)
Deferred Income taxes	73,235	—	—				—	73,235
Miscellaneous	40,531	10,373	—				(172)	50,732
Restricted assets for sale	50,983	—	—				—	50,983
Total other assets	804,792	792,803	1,308,862				(82,696)	2,823,761
Total assets	$1,701,411	$1,513,938	$1,130,042				$(181,780)	$4,163,611

See accompanying Notes to the Unaudited Pro Forma Condensed Combined Financial Statements

Penn National Gaming, Inc. and Subsidiaries
Unaudited Pro Forma Consolidated Balance Sheet
September 30, 2005
(In thousands)

			Pro Forma Adjustments
	Penn National as reported	Argosy	Argosy acquisition Note 3			Baton Rouge Sale Note 4 (D)		Combined Pro Forma
Liabilities and Shareholders’ Equity
Current Liabilities:
Current maturities of long-term debt	$1,827	$2,691	$16,500 (1,750)	(A (C	) )	$—		$19,268
Accounts payable	8,765	9,173	—			(667)		17,271
Accrued expenses	62,239	68,609	—			(2,568)		128,280
Accrued interest	6,749	6,930	(6,595)	(C	)	(334)		6,750
Accrued salaries and wages	29,290	25,161	—			(2,474)		51,977
Gaming, pari-mutuel, property and other taxes	19,516	27,411	—			(2,142)		44,785
Income taxes payable	110,281	4,349	(18,599)	(C	)	(13,636)		82,395
Other current liabilities	12,681		—			(1,273)		11,408
Total current liabilities	251,348	144,324	(10,444)			(23,094)		362,134

Long term liabilities
Long-term debt, net of current maturities	636,285	791,030	2,194,500 (789,500)	(A (C	) )	(149,613 (1,130	) )	2,681,572
Deferred income taxes	31,341	133,017	176,916	(C	)	(7,831)		333,443
Other long-term liabilities	274,523	4,137	—			(112)		278,548
Total long-term liabilities	942,149	928,184	1,581,916			(158,686)		3,293,563

Shareholders’ equity:						—
Common stock	849	296	(296)	(C	)	—		849
Restricted Stock	(1,756)	—	—			—		(1,756)
Treasury stock	(2,379)	—	—			—		(2,379)
Additional paid-in capital	207,687	99,979	(99,979)	(C	)	—		207,687
Retained earnings	302,865	341,155	(341,155)	(C	)	—		302,865
Accumulated other comprehensive income	648	—	—	(C	)	—		648
Total shareholders’ equity	507,914	441,430	(441,430)			—		507,914
Total Liabilities and Shareholders’Equity	$1,701,411	$1,513,938	$1,130,042			$(181,780)		$4,163,611

See accompanying Notes to the Unaudited Pro Forma Condensed Combined Financial Statements

Penn National Gaming, Inc. and Subsidiaries
Unaudited Pro Forma Consolidated Statement of Income
Nine Months ended September 30, 2005
(In thousands)

			Pro Forma Adjustments
	Penn National as reported	Argosy	Argosy acquisition Note 5			Sale of Baton Rouge Note 6 (K)	Combined pro forma
Revenue
Gaming	$773,491	$828,299	$—			$(71,659)	$1,530,131
Racing	37,768	—	—			—	37,768
Management service fee	13,968	—	—			—	13,968
Food, beverage and other revenue	110,226	100,859	—			(15,570)	195,515
Gross revenues	935,453	929,158	—			(87,229)	1,777,382
Less: Promotional allowances	(47,353)	(111,202)	36,457	(I	)	9,779	(112,319)
Net revenues	888,100	817,956	36,457			(77,450)	1,665,063

Operating Expenses
Gaming	427,086	412,919	36,457	(I	)	(35,356)	841,106
Racing	29,376	—	—			—	29,376
Food, beverage and other expenses	74,193	62,282	—			(10,357)	126,118
Selling general and administrative	131,488	132,999	—			(10,712)	253,775
Settlement Costs	28,175	—	—			—	28,175
Hurricane expense	19,142	—	—			—	19,142
Depreciation and amortization	46,406	45,376	2,415	(F	)	(7,370)	89,934
			3,107	(G	)
Gain on sale of asset held for sale	—	(1,096)	—			—	(1,096)
Total operating expenses	755,866	652,480	41,979			(63,795)	1,386,530

Income from continuing operations	132,234	165,476	(5,522)			(13,655)	278,533

Other income (expenses)
Interest expense	(41,652)	(43,462)	(65,391)	(E	)	6,732	(143,773)
Interest income	3,180	307	—			(53)	3,434
Earnings from joint venture	1,216	—	—			—	1,216
Other	438	—	—			—	438
Loss on early extinguishment of debt	(16,673)	—	—			—	(16,673)
Total other expenses, net	(53,491)	(43,155)	(65,391)			6,679	(155,358)

Income (loss) from continuing operations before income taxes	78,743	122,321	(70,913)			(6,976)	123,175
Taxes (benefit) on income	27,793	55,052	(30,645)	(H	)	(2,930)	49,270
Income (loss) from continuing operations	$50,950	$67,269	$(40,268)			$(4,046)	$73,905

Earnings per share data
Basic	$0.62	$0.89
Diluted	$0.59	$0.86

Weighted Average Shares Outstanding
Basic	82,754
Diluted	85,777

See accompanying Notes to the Unaudited Pro Forma Condensed Combined Financial Statements

Penn National Gaming, Inc. and Subsidiaries
Unaudited Pro Forma Consolidated Statement of Income
Year ended December 31, 2004
(In thousands)

			Pro Forma Adjustments
	Penn National as reported	Argosy	Argosy acquisition Note 5			Sale of Baton Rouge Note 6 (K)	Combined pro forma
Revenue
Gaming	$992,088	$1,054,000	$—			$(82,939)	$1,963,149
Racing	49,948	—	—			—	49,948
Management service fee	16,277	—	—			—	16,277
Food, beverage and other revenue	147,991	127,412	—			(14,373)	261,030
Gross revenues	1,206,304	1,181,412	—			(97,312)	2,290,404
Less: Promotional allowances	(65,615)	(140,562)	42,689	(I	)	12,080	(151,408)
Net revenues	1,140,689	1,040,850	42,689			(85,232)	2,138,996

Operating Expenses
Gaming	544,746	531,624	42,689	(I	)	(42,041)	1,077,018
Racing	38,997	—	—			—	38,997
Food, beverage and other expenses	97,712	75,934	—			(10,282)	163,364
Selling general and administrative	179,669	167,980	—			(14,670)	332,979
Depreciation and amortization	65,785	61,961	3,220 4,143	(F (G	) )	(8,923)	126,186
Gain on sale of asset held for sale	—	(3,155)	—			—	(3,155)
Total operating expenses	926,909	834,344	50,052			(75,916)	1,735,389

Income from continuing operations	213,780	206,506	(7,363)			(9,316)	403,607

Other income (expenses)
Interest expense	(75,720)	(65,015)	(59,938)	(E	)	8,976	(191,697)
Interest income	2,093	151	—			(23)	2,221
Earnings from joint venture	1,634	—	—			—	1,634
Other	(392)	—	—			—	(392)
Loss on early extinguishment of debt	(3,767)	(26,040)	26,040	(J)		—	(3,767)
Total other expenses, net	(76,152)	(90,904)	(33,898)			8,953	(192,001)

Income (loss) from continuing operations before income taxes	137,628	115,602	(41,261)			(363)	211,606
Taxes (benefit) on income	50,288	54,057	(19,518)	(H	)	(185)	84,642
Income (loss) from continuing operations	$87,340	$61,545	$(21,743)			$(178)	$126,964

Earnings per share data
Basic	$1.09	$1.58
Diluted	$1.05	$1.52

Weighted Average Shares Outstanding
Basic	80,510
Diluted	83,508

See accompanying Notes to the Unaudited Pro Forma Condensed Combined Financial Statements

NOTES TO THE UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

1. Basis of Presentation

Penn National Gaming, Inc. (the “Company”) has completed the acquisition of Argosy Gaming Company. The transaction was accounted for as a purchase.  As a result, the net assets of Argosy Gaming Company (“Argosy”) were recorded at their fair value with the excess of the purchase price over the fair value of the net assets acquired allocated to goodwill.  The total purchase price for the acquisition was $2,320.2 million, including acquisition costs of $44.5 million.  The total purchase price for the acquisition was funded by the proceeds of the Company’s new $2.725 billion senior secured credit facility.

The Company acquired six Argosy casino entertainment facilities, although the Company has agreed to divest three of those properties to expedite the receipt of the regulatory approvals required to complete the merger.  The Company has completed the sale of Argosy Casino-Baton Rouge to Columbia Sussex for $149.6 million and the Company has until December 31, 2006 to enter into definitive sale agreements for the Alton and Joliet, Illinois properties.

The unaudited pro forma condensed combined financial statements have been prepared to give effect to the acquisition by the Company of Argosy, and the subsequent sale of Argosy Casino-Baton Rouge to Columbia Sussex.  The pro forma financial statements are derived from our historical financial statements and the historical financial statements of Argosy.  The historical financial statements have been adjusted as described in the notes to the unaudited pro forma condensed combined financial statements.

The unaudited pro forma condensed combined financial statements are prepared in accordance with Article 11 of Regulation S-X.  For purposes of the unaudited pro forma condensed combined statements of income, we assumed the acquisition and divestiture occurred as of January 1, 2004.  We applied the purchase method of accounting, which requires an allocation of the purchase price to the assets acquired and liabilities assumed, at fair value.

The purchase price allocation reflected in the unaudited pro forma condensed combined financial statements is preliminary and is subject to revision.  This purchase price has been based upon a valuation of the tangible assets, and an identification and valuation of intangible assets.  The price reflects certain other estimates and assumptions prepared by management, including the establishment of a litigation accrual, environmental liability, and severance accrual.

2. Purchase Price Allocation

The following table sets forth the determination of the consideration paid for Argosy at the effective date of acquisition, October 1, 2005 and the purchase price allocation (in thousands, except share amounts):

Reconciliation of cash paid to acquire Argosy:

Argosy Gaming Company purchase price, $47 per share, 29,591,087 shares		$1,390,781
Argosy bond payment		594,237
Wells Fargo payment		241,418
Purchase price of stockholders’ options		32,974
Acquisition fees and other charges:
Transaction fees	44,547
Legal/environmental liability	7,535
Severance	8,746	60,828
Total purchase price		$2,320,238

Purchase price allocation:

Current assets	$117,176
Property and equipment	557,915
Other assets	704,549
Goodwill	1,340,604
Current liabilities	(117,380)
Long-term liabilities	(315,600)
Total net assets acquired	2,287,264
Costs paid by seller prior to close	32,974
Total purchase price	$2,320,238

3. Pro Forma Balance Sheet adjustments - Purchase:

Following are brief descriptions of the pro forma adjustments to the balance sheet to reflect the merger of Argosy with the Company:

A.    Records additional borrowings to fund the merger.

B.    Records deferred financing cost incurred to borrow funds to fund the merger.

C.             Records the acquisition of 100% of the equity of Argosy and reflects goodwill as the excess of the purchase price over the estimated fair value of net tangible and identifiable intangible assets acquired and liabilities assumed. The Company recorded goodwill of $1,340.6 million and eliminated Argosy goodwill in the amount of $727.5 million. In addition, the Company recorded $679.0 million of identifiable intangible assets, primarily consisting of trademark and license intangibles, which are deemed to have an indefinite useful life and therefore are not amortized.

4. Pro Forma Balance Sheet adjustments — Sale of Baton Rouge:

D.                Records the sale of 100% of the equity of Argosy Casino-Baton Rouge as if it had occurred on September 30, 2005 rather than the actual sale date of October 25, 2005. The $149.6 million in cash proceeds from the sale are recorded as a decrease in the Company’s long-term debt.

5. Pro Forma Statements of Income Adjustments — Purchase:

E.                  Adjustments to interest expense reflect the $2.725 billion senior secured credit facility financing and retirement of Argosy debt. The pro forma interest expense reflects the current rates in effect as of November 30, 2005 and have been applied to all periods presented. A 0.125% change in the estimated interest rate would result in an approximate change in annual pro forma interest expense of $2.5 million for periods prior to September 30, 2005 and $1.3 million for periods subsequent to September 30, 2005.

F.                  Reflects the net increase in depreciation and amortization expense resulting from the valuation of the property and equipment to fair market value.

G.                 Reflects the amortization resulting from other identifiable intangible assets recorded as a result of the acquisition.

H.                Adjustment to reflect the income tax effect associated with the pro forma adjustments using Penn’s effective tax rate of approximately 40%.

I.                     Adjustment to reflect conforming accounting treatment of marketing coupons.

J.                    Adjustment to eliminate Argosy loss on early extinguishment of debt.

6. Pro Forma Statements of Income Adjustments — Sale:

K.                 Remove results of operations for the sale of Argosy Casino-Baton Rouge.

(c) Exhibits

Exhibit 10.1*                             Credit Agreement, dated October 3, 2005 by and among the Company, the subsidiary guarantors party thereto, Deutsche Bank Securities Inc., Goldman Sachs Credit Partners L.P. and Lehman Brothers Inc., as Joint Lead Arrangers and Joint Bookrunners, Goldman Sachs Credit Partners L.P. and Lehman Commercial Paper Inc., as Co-Syndication Agents, Deutsche Bank Trust Company Americas, as Swingline Lender, Administrative Agent and as Collateral Agent, and Calyon New York Branch, Wells Fargo Bank, National Association and Bank of Scotland, as Co-Documentation Agents, and the lenders party thereto.

Exhibit 10.2*                             Securities Purchase Agreement, dated October 3, 2005, among Argosy Gaming Company, Wimar Tahoe Corporation and CP Baton Rouge Casino, L.L.C.

Exhibit 10.3*                             Letter agreement, dated October 3, 2005, among Penn National Gaming, Inc., CP Baton Rouge Casino, L.L.C., Columbia Sussex Corporation and Wimar Tahoe Corporation.

Exhibit 23.1                                    Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.

Exhibit 99.1*                             Press Release, dated October 3, 2005, issued by Penn National Gaming, Inc.

Exhibit 99.2*                             Press Release, dated September 29, 2005, issued by Penn National Gaming, Inc.

Exhibit 99.3*                             Press Release, dated October 3, 2005, issued by Penn National Gaming, Inc.

Exhibit 99.4            Financial statements of Argosy Gaming Company as of December 31, 2004 and December 31, 2003 and for the three years ended December 31, 2004.

Exhibit 99.5            Unaudited financial statements of Argosy Gaming Company as of September 30, 2005 and for the three and nine months ended September 30, 2005 and 2004.

* Previously Filed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENN NATIONAL GAMING, INC.
(Registrant)

	By:	/s/ Robert S. Ippolito
Date: December 19, 2005		Robert S. Ippolito
Vice President, Secretary and Treasurer

EXHIBIT INDEX

Exhibit No.

Exhibit 10.1*

Credit Agreement, dated October 3, 2005 by and among the Company, the subsidiary guarantors party thereto, Deutsche Bank Securities Inc., Goldman Sachs Credit Partners L.P. and Lehman Brothers Inc., as Joint Lead Arrangers and Joint Bookrunners, Goldman Sachs Credit Partners L.P. and Lehman Commercial Paper Inc., as Co-Syndication Agents, Deutsche Bank Trust Company Americas, as Swingline Lender, Administrative Agent and as Collateral Agent, and Calyon New York Branch, Wells Fargo Bank, National Association and Bank of Scotland, as Co-Documentation Agents, and the lenders party thereto.

Exhibit 10.2*	Securities Purchase Agreement, dated October 3, 2005, among Argosy Gaming Company, Wimar Tahoe Corporation and CP Baton Rouge Casino, L.L.C.

Exhibit 10.3*	Letter agreement, dated October 3, 2005, among Penn National Gaming, Inc., CP Baton Rouge Casino, L.L.C., Columbia Sussex Corporation and Wimar Tahoe Corporation.

Exhibit 23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.

Exhibit 99.1*	Press Release, dated October 3, 2005, issued by Penn National Gaming, Inc.

Exhibit 99.2*	Press Release, dated September 29, 2005, issued by Penn National Gaming, Inc.

Exhibit 99.3*	Press Release, dated October 3, 2005, issued by Penn National Gaming, Inc.

Exhibit 99.4	Financial statements of Argosy Gaming Company as of December 31, 2004 and December 31, 2003 and for the three years ended December 31, 2004.

Exhibit 99.5	Unaudited financial statements of Argosy Gaming Company as of September 30, 2005 and for the three and nine months ended September 30, 2005 and 2004.

* Previously Filed